

SUPERIOR DRILLING PRODUCTS

Third Quarter 2018

Financial Results Conference Call

November 8, 2018

NYSE American: SDPI
www.sdpi.com

SAFE HARBOR STATEMENT

These slides and the accompanying oral presentation contain "forward-looking statements" within the meaning of the safe harbor provisions, 15 U.S.C. § 78u-5, of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact included in these slides and the accompanying oral presentation, regarding our strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management, are forward-looking statements. The use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project", "forecast," "should" or "plan, and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Certain statements in these slides and the accompanying oral presentation may constitute forward-looking statements, including statements regarding the volatility of oil and natural gas prices; the cyclical nature of the oil and gas industry; availability of financing, flexibility in restructuring existing debt and access to capital markets; consolidation within our customers' industries; competitive products and pricing pressures; our reliance on significant customers, specifically Baker Hughes and DTI; our limited operating history; fluctuations in our operating results; our dependence on key personnel; costs of raw materials; our dependence on third party suppliers; unforeseen risks in our manufacturing processes; the need for skilled workers; our ability to successfully manage our growth strategy; unanticipated risks associated with and our ability to integrate, acquisitions; current and potential governmental regulatory actions in the United States and regulatory actions and political unrest in other countries; terrorist threats or acts, war and civil disturbances; our ability to protect our intellectual property; impact of environmental matters, including future environmental regulations; implementing and complying with safety policies; breaches of security in our information systems; related party transactions with our founders; and risks associated with our common stock . These statements reflect the beliefs and expectations of the Company and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, worldwide economic activity; the level of exploration and production activity; interest rates and the cost of capital; environmental regulation; federal, state and foreign policies regarding exploration and development of oil and gas; the ability of OPEC to set and maintain production levels and pricing; governmental regulations regarding future oil and gas exploration and production; the cost of exploring and producing oil and gas; the cost of developing alternative energy sources; the availability, expiration date and price of leases; the discovery rate of new oil and gas reserves; the success of drilling for oil and gas in unconventional resource plays such as shale formations; technological advances; terrorist attacks and similar disruptive unlawful activities; weather conditions. These and other factors could adversely affect the outcome and financial effects of the Company's plans and described herein. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.


SUPERIOR
DRILLING PRODUCTS

TROY MEIER

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Q3 2018 HIGHLIGHTS

Compared with prior-year period unless otherwise noted

Revenue up $0.3 million, or 7%, to $4.8 million

- Royalty and fleet maintenance revenue growth of $0.5 million, or 46%, drove revenue expansion
- Contract services increased 11%
- U.S. tool sales softer during contract discussions

YTD revenue grew 24% and net income increased 2.5 times to $1.3 million

Generated $4.0 million in cash from operations year-to-date

Near completion on new, mutually beneficial distribution agreement with exclusive U.S. distributor

Middle East expansion gaining traction

- Engaged a servicing partner expected to be fully up and running by January 2019
- Close to contracting with another large oilfield services company to represent the DnR
- Entertaining other inquiries about DnR

Strider™ oscillation technology demonstrating value

- Steady increase in runs through quarter

SUPERIOR DRILLING PRODUCTS



CHRISTOPHER CASHION

CHIEF FINANCIAL OFFICER

SIGNIFICANT REVENUE GROWTH

($ in millions)


$4.4
$3.7
$4.6
$5.4
$4.8
$3.2
$2.7
$3.5
$4.1
$3.4
$1.3
$1.1
$1.1
$1.3
$1.4
3Q17
4Q17
1Q18
2Q18
3Q18
Contract Services Revenue
Tool Revenue


$7.2
$15.6
$18.5
$5.5
$10.6
$13.6
$1.7
$5.0
$4.9
2016
2017
3Q18 TTM
Contract Services Revenue
Tool Revenue

Q3 2018 revenue grew 7% over prior-year period

- Royalty and fleet maintenance revenue increased 46%
- Tool sales slowed during contract negotiations as terms were being determined
- Trailing quarter benefited from higher Middle East (ME) revenue.
  - Very light volume in ME in Q3; fewer tools available given logistics inefficiencies

Contract services increased 11%

- Higher drill bit refurbishment activity
- Expanded scope under new agreement

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

STRONG TOOL REVENUE

Tool revenue increases on larger deployed fleet

- Other tool revenue up 46% over prior year
  - Up 10% sequentially
- Tool sales and rental increased 7.2% over prior-year period

Expect seasonal slowness in fourth quarter and as new agreement is established



Tool Revenue by Category
($ in thousands)
$3.2
$2.0
$1.2
3Q17
$2.7
$1.4
$1.2
4Q17
$3.5
$2.0
$1.5
1Q18
$4.1
$2.5
$1.5
2Q18
$3.4
$1.7
$1.7
3Q18
$5.5
$4.9
$0.6
2016
$10.6
$6.7
$3.9
2017
$13.6
$7.6
$6.0
3Q18 TTM
Other Related Revenue*
Tool Sales / Rental

*Other related revenue is comprised of royalty, maintenance and repair fees

Numbers may not sum due to rounding

Managing Costs

Operating Expenses

($ in millions)



$3.7
$0.9
$1.1
$1.7
$4.4
$0.9
$1.9
$1.6
$4.4
$0.9
$1.7
$1.8
$4.3
$0.9
$1.4
$1.9
$4.5
$0.9
$1.9
$1.7
3Q17
4Q17
1Q18
2Q18
3Q18
Cost of Revenue
S G & A
D & A

SG&A increased with investments in R&D, domestic and international expansion

Cost of revenue as a percent of sales decreased 360 basis points due to mix

- Primarily reflects increased contract services revenue and royalty income



$14.6
$4.3
$5.8
$4.5
$15.4
$3.7
$5.7
$6.0
$17.6
$3.8
$6.9
$7.0
2016
2017
3Q18 TTM
Cost of Revenue
S G & A
D & A

2018 SG&A expected to be approximately $7.0 million

SUPERIOR DRILLING PRODUCTS

POSITIVE OPERATING INCOME

GAAP & Adjusted Operating Income

($ in millions)



$0.7
($0.1)
($0.7)
$0.2
$1.1
$0.3
3Q17
4Q17
1Q18
2Q18
3Q18



($7.4)
($8.2)
$0.8
$0.2
$1.5
$0.9
2016
2017
3Q18 TTM

Operating income decreased due to increased investment in expansion

- Abilene repair facility
- R&D
- Middle East expansion

GAAP Operating Income Adjusted Operating Income

(1) Adjusted operating income is a non-GAAP financial measures. Please see supplemental slides for a reconciliation from GAAP operating income to non-GAAP operating income and other important disclosures regarding the use of non-GAAP financial measures.

SUPERIOR DRILLING PRODUCTS

STRONG BUSINESS MODEL DRIVEN BY TECHNOLOGY

($ in thousands)

*GAAP & Adjusted Net Income (Loss)**



$1,186
$586
($186)
($786)
$669
$69
$1,605
$1,005
$825
$225
3Q17
4Q17
1Q18
2Q18
3Q18
($6,729)
($9,129)
$2,121
($279)
$2,913
$513
GAAP Net Income
Adjusted Net Income
2016
2017
3Q18 TTM

*Adjusted EBITDA**



$1,775
39.9%
$791
21.2%
$1,241
27.0%
$2,133
39.5%
$1,365
28.6%
3Q17
4Q17
1Q18
2Q18
3Q18
($1,549)
$4,972
31.9%
$5,528
29.9%
2016
2017
3Q18 TTM

** Adjusted Net Income and Adjusted EBITDA are non-GAAP financial measures. Please see supplemental slides for a reconciliation between GAAP net income and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

STRONGER BALANCE SHEET

($ in millions)


Cash and Equivalents
$1.3
$2.2
$2.4
$4.3
12/31/2015
12/31/2016
12/31/2017
3Q18


Total Debt
$20.2
$9.7
$10.5
$16.7
$7.9
$8.8
$12.8
$7.4
$5.4
$11.0
$6.0
$5.0
12/31/2015
12/31/2016
12/31/2017
3Q18
SDPI
Hard Rock

Q3 2018 operations generated $1.9 million in cash

- $4.0 million year-to-date

Total debt reduced $1.8 million, or 14.4%, in the first nine months of 2018

Refinancing mortgage and Hard Rock note before year end

- ~$10 million combined total
- Debt maturities to be extended over several years and more evenly match operating cash flows

SUPERIOR DRILLING PRODUCTS

2018 GUIDANCE*

Revenue: $18 million to $21 million

- ***Represents 15% to 35% growth***

Operating margin (GAAP): Lowered to 5% to 8%

- ***Reflects investments in facilities expansion in Texas and servicing in the Middle East, as well as staffing and professional fees for Middle East expansion***

Interest expense: Unchanged at approximately $750 thousand

- ***Down from $906 thousand in 2017 on lower debt balances***

Depreciation and Amortization: Unchanged at slightly under $4.0 million

- ***Compares with $3.7 million in 2017***

Capital Expenditures: Unchanged at approximately $1.0 million

- ***Similar to 2017***

**2018 Guidance provided November 8, 2018*

SUPERIOR DRILLING PRODUCTS



SUPPLEMENTAL INFORMATION

ADJUSTED INCOME FROM OPERATIONS RECONCILIATION

	Three Months Ended				
	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
Income (loss) from Operations	$ 719,590	$ (669,817)	$ 167,659	$ 1,087,584	$ 290,281
Add back:					
Atypical bonus expense	-	587,500	-	-	-
Impairment property, plant and equipment – held for sale	-	-	-	-	-
Non-GAAP adjusted income from operations[1]	$ 719,590	$ (82,317)	$ 167,659	$ 1,087,584	$ 290,281
GAAP Revenue	$ 4,446,540	$ 3,730,010	$ 4,600,293	$ 5,398,923	$ 4,765,361
Adjusted Operation Margin	*16.2%*	*(2.2)%*	*3.6%*	*20.1%*	*6.1%*

Adjusted income from operations is defined as income from operations as reported, adjusted for certain items. Adjusted income from operations is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP and may not be comparable to the measures as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted income from operations, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's income from operations to the historical periods' income from operations

SUPERIOR DRILLING PRODUCTS

ADJUSTED INCOME FROM OPERATIONS RECONCILIATION

	Year Ended		
	December 31, 2016	December 31, 2017	3Q 2018 TTM
Income (loss) from Operations	$ (8,245,996)	$ 224,523	$ 875,707
Add back:			
Atypical bonus expense	-	587,500	587,500
Impairment property, plant and equipment – held for sale	840,380	-	-
Non-GAAP adjusted income from operations(1)	$ (7,405,616)	$ 812,023	$ 1,463,207
GAAP Revenue	$ 7,153,063	$ 15,595,659	$ 18,494,587
Adjusted Operation Margin	*(103.5)%*	*5.2%*	*7.9%*

Adjusted income from operations is defined as income from operations as reported, adjusted for certain items. Adjusted income from operations is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP and may not be comparable to the measures as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted income from operations, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's income from operations to the historical periods' income from operations

SUPERIOR DRILLING PRODUCTS

ADJUSTED NET INCOME RECONCILIATION

	Three Months Ended				
	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
GAAP Net Income (Loss)	$ 586,039	$ (785,567)	$ 68,534	$ 1,004,798	$ 225,194
Add back:					
Intangible Amortization	600,000	600,000	600,000	600,000	600,000
Non-GAAP Adjusted Net Income (Loss)	$ 1,186,039	$ (185,567)	$ 668,534	$ 1,604,798	$ 825,194

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

SUPERIOR
DRILLING PRODUCTS

ADJUSTED NET INCOME RECONCILIATION

	Full Year Ended		
	December 31, 2016	December 31, 2017	3Q 2018 TTM
GAAP Net Income (Loss)	$ (9,128,849)	$ (278,705)	$ 512,960
Add back:			
Intangible amortization	$ 2,400,000	$ 2,400,000	$ 2,400,000
Non-GAAP Adjusted Net Income(Loss)	$ (6,728,849)	$ 2,121,295	$ 2,912,960

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

SUPERIOR DRILLING PRODUCTS

ADJUSTED EBITDA RECONCILIATION

	Three Months Ended				
	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
GAAP net income (loss)	$ 586,039	$ (785,567)	$ 68,534	$ 1,004,798	$ 225,194
Add back:					
Depreciation and amortization	907,837	931,368	936,027	941,683	942,473
Impairment of assets	-	-	-	-	-
Interest expense, net	133,551	115,750	99,125	82,786	65,087
Share-based compensation	147,643	114,467	137,017	103,327	131,867
Non-cash compensation	-	414,497	-	-	-
(Gain) loss on sale of assets	-	-	-	-	-
Unrealized gain on warrant derivative	-	-	-	-	-
Income tax (benefit) expense	-	-	-	-	-
Non-GAAP adjusted EBITDA[1]	$ 1,775,070	$ 790,515	$ 1,240,703	$ 2,132,594	$ 1,364,621
GAAP Revenue	$ 4,446,540	$ 3,730,010	$ 4,600,293	$ 5,398,923	$ 4,765,361
Non-GAAP EBITDA Margin	*39.9%*	*21.2%*	*27.0%*	*39.5%*	*28.6%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS

ADJUSTED EBITDA RECONCILIATION

	Full Year Ended		
	December 31, 2016	December 31, 2017	3Q 2018 TTM
GAAP net income (loss)	$ (9,128,849)	$ (278,705)	$ 512,960
Add back:			
Depreciation and amortization	4,291,249	3,676,598	3,751,549
Interest expense, net	1,299,667	559,064	362,751
Share-based compensation	783,462	612,851	486,678
Non-cash compensation	-	414,497	414,497
Impairment of assets	1,413,028	-	-
(Gain) loss on sale of assets	(177,611)	(12,167)	-
Income tax benefit	(2,000)	-	-
Unrealized gain on warrant derivative	(28,301)	-	-
Non-GAAP adjusted EBITDA(1)	$ (1,549,355)	$ 4,972,138	$ 5,528,435
GAAP Revenue	$ 7,153,063	$ 15,595,659	$ 18,494,587
Non-GAAP EBITDA Margin	*NM*	*31.9%*	*29.9%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.